UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                  June 24, 2005

                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-31931                                  13-3961898
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     (Commission File Number)                (IRS Employer Identification No.)

             257 Park Avenue South
               New York, New York                             10010-7304
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 253-8185
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

           As the result of an Internal Revenue Service audit of North Atlantic Trading Company, Inc. ("NATC") and its subsidiaries (collectively with NATC and NATC's corporate parent, North Atlantic Holding Company, Inc. ("NAHC"), the "Company"), it was determined that certain amounts in respect of perquisites should have been treated as compensation to certain current and former employees of the Company. On June 24, 2005, the Boards of Directors of NAHC and NATC determined to reimburse the current and former employees in question for an estimate of their tax liabilities in respect of such additional compensation for the years 2001 through 2004, including a gross-up for estimated additional taxes payable by such individuals as a result of the Company's reimbursement payment. As a condition to receiving any such payment, the current or former employee must agree in writing to release the Company from any claims against the Company in respect of taxes based on compensation received from the Company and to acknowledge and agree that the Company will have no future obligation in respect of taxes payable in respect of compensation received by such employee from the Company except as may otherwise be agreed in writing.

           If all applicable current and former employees agree to the foregoing release and acknowledgement, the payments from the Company would be equal to $351,500 in the aggregate, and each of the following persons would receive the following amounts:


            Name                                      Title                                Payment
            ----                                      -----                                -------

        Thomas F. Helms, Jr.                Chairman of the Board of each of the           $217,000
                                            Companies

        David I. Brunson                    Former President and Chief Financial           $104,000
                                            Officer of NAHC and NATC

        Robert A. Milliken, Jr.             Former President and Chief Operating            $23,000
                                            Officer of National Tobacco Company,
                                            L.P.

        Lawrence S. Wexler                  Chief Operating Officer of NATC                  $4,000

        James W. Dobbins                    Senior Vice President, General Counsel           $3,500
                                            and Secretary of NAHC and NATC


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH ATLANTIC TRADING COMPANY, INC.


                                       By:     /s/ Brian C. Harriss
                                               ---------------------------------
                                       Name:   Brian C. Harriss
                                       Title:  Senior Vice President and Chief
                                               Financial Officer

Date: June 29, 2005





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